UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069	60069	(847) 541-9500
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on November 17, 2011, ACCO Brands Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MeadWestvaco Corporation, a Delaware corporation (“MWV”), Monaco SpinCo Inc., a Delaware corporation and newly organized, wholly-owned subsidiary of MWV (“Spinco”) and Augusta Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which the Company will acquire the Consumer and Office Products business (the “C&OP Business”) of MWV through a Reverse Morris Trust transaction. Pursuant to the provisions of the Separation Agreement entered into in connection with the Merger Agreement (the “Separation Agreement”), dated as of November 17, 2011, between MWV and Spinco, MWV will transfer the C&OP Business to Spinco and thereafter, MWV will spin off Spinco to its stockholders by distributing to MWV stockholders all of the issued and outstanding shares of Spinco held by MWV (the “Distribution”) prior to the acquisition of the C&OP Business by the Company. Immediately after the Distribution, Merger Sub will merge with and into Spinco (the “Merger”). Following completion of the Merger, Spinco (which at that time will hold the C&OP Business) will be a wholly owned subsidiary of the Company. The Company expects to complete the transactions contemplated by the Merger Agreement and the Separation Agreement in the first half of 2012.

On March 19, 2012, the Company, MWV, Spinco and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment”). The Merger Agreement Amendment provides that:

•

immediately following the effective time of the Merger, the Company will cause Spinco to be merged with and into Mead Products LLC, a direct, wholly owned subsidiary of the Company (“Mead Products”), with Mead Products continuing as the surviving entity (the “LLC Merger”);

•

the two nominees selected by MWV to serve on the Company Board of Directors (the “Board”) following completion of the Merger will be appointed to the Board as soon as practicable following the 2012 annual meeting of the Company’s stockholders; provided, however, in the event the 2012 annual meeting of the Company’s stockholders is held before the effective time of the Merger, the two MWV nominees will be appointed to the Board as soon as practicable following the effective time of the Merger; and

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on or prior to the date that is three (3) business days prior to the record date of the Distribution, the Company will prohibit the holders of options to purchase Company common stock pursuant to the Company stock plan from exercising such options until after the closing of the Merger.

The Merger Agreement Amendment also provides for a number of amendments to the tax-related provisions in the Merger Agreement in connection with the LLC Merger.

Additionally, on March 19, 2012, MWV and Spinco entered into Amendment No. 1 to the Separation Agreement (the “Separation Agreement Amendment”). Pursuant to the terms of the Separation Agreement Amendment, certain provisions in the Separation Agreement relating to working capital adjustment matters and in connection with the LLC Merger described above were amended.

The foregoing descriptions of the Separation Agreement Amendment and the Merger Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to such agreements which are filed as Exhibit 2.1 and Exhibit 10.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1, dated as of March 19, 2012, to the Agreement and Plan of Merger, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc.

10.1	Amendment No. 1, dated as of March 19, 2012, to the Separation Agreement, dated as of November 17, 2011, by and among MeadWestvaco Corporation and Monaco SpinCo Inc.

Forward-Looking Statements

This Current Report contains certain statements which may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and the Company assumes no obligation to update them. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding to buy, sell or hold the Company’s securities. Forward-looking statements relating to the Merger include, but are not limited to: statements about the benefits of the proposed merger, including future financial and operating results, the Company’s plans, objectives, expectations and intentions; the expected timing of completion of the Merger; and other statements relating to the Merger that are not historical facts. With respect to the Merger, important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including, but not limited to: risks and uncertainties relating to the ability to obtain the requisite Company shareholder approval; the risk that the Company or MWV may be unable to obtain governmental and regulatory approvals required for the Merger, the risk that a condition to closing of the Merger may not be satisfied; the length of time necessary to consummate the Merger; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected and the impact of additional indebtedness. These risks, as well as other risks associated with the Merger, are more fully discussed in the Registration Statement on Form S-4/A filed with the SEC on March 20, 2012.

Additional Information

In connection with the proposed acquisition of the Mead C&OP Business, the Company filed a preliminary registration statement on Form S-4/A with the SEC on March 20, 2012, but this registration statement has not been declared effective. This registration statement, as may be further amended, includes a proxy statement of the Company that also constitutes a prospectus of the Company, and will be sent to the shareholders of the Company. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about the Company and the proposed merger. The proxy statement/prospectus and other documents (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents (when they are available) can also be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of the Company may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 23, 2012, Form 10-K/A filed with the SEC on March 15, 2012 and March 20, 2012, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 4, 2011.

[Signature Page Follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION

Date: March 22, 2012	By:	/s/ Steven Rubin
	Name:	Steven Rubin
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1, dated as of March 19, 2012, to the Agreement and Plan of Merger, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc.

10.1	Amendment No. 1, dated as of March 19, 2012, to the Separation Agreement, dated as of November 17, 2011, by and among MeadWestvaco Corporation and Monaco SpinCo Inc.

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